Exhibit 10.3

EXHIBIT A

SECOND AMENDMENT TO

SAFEGUARD SCIENTIFICS, INC.

2001 ASSOCIATES EQUITY COMPENSATION PLAN

     Effective as of July 28, 2004, the Safeguard Scientifics, Inc. 2001 Associates Equity Compensation Plan is amended as set forth herein.

     1.      Section 12 of the Plan entitled “Loan Provisions” is hereby deleted in its entirety.

     Amended by the Board of Directors on July 28, 2004.

/s/ Christopher J. Davis
Christopher J. Davis
Executive Vice President and Chief Administrative and Financial Officer

Dated: July 28, 2004